UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:  Managed Account Series

     Global SmallCap Portfolio

     Mid Cap Value Opportunities Portfolio

     BlackRock U.S. Mortgage Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 04/30/2017

Date of reporting period: 10/31/2016

Item 1 – Report to Stockholders

OCTOBER 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

Managed Account Series

▶  BlackRock U.S. Mortgage Portfolio

▶  Global SmallCap Portfolio

▶  Mid Cap Value Opportunities Portfolio

Not FDIC Insured ∎ May Lose Value ∎ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.  Access the BlackRock website at blackrock.com

2.  Select “Access Your Account”

3.  Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

The Markets in Review

Dear Shareholder,

Central bank policy decisions have continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment. After ending its near-zero interest rate policy at the end of 2015, the Federal Reserve (the “Fed”) remained in focus as investors considered the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility at the beginning of 2016 and caused the U.S. dollar to strengthen considerably.

Financial markets had a rough start to the year as the strong dollar challenged U.S. companies that generate revenues overseas and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped the markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

In a second episode of surprise vote results, equities fell sharply after the news of Donald Trump’s victory in the U.S. presidential election, but quickly recovered, and the yield curve steepened due to expectations for rising inflation. Broadly, a reflation theme has been building amid signs of rising price pressures, central banks signaling a greater tolerance to let inflation run hotter, and policy emphasis shifting from monetary to fiscal stimulus.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.06%	4.51%
U.S. small cap equities (Russell 2000® Index)	6.13	4.11
International equities (MSCI Europe, Australasia, Far East Index)	(0.16)	(3.23)
Emerging market equities (MSCI Emerging Markets Index)	9.41	9.27
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.31
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.46	4.24
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.51	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.98	4.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.59	10.16

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2016	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended October 31, 2016, the Fund outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index.

What factors influenced performance?

•

The Fund’s allocations to securitized assets, specifically non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were the largest contributors to performance. Duration and yield curve positioning further aided results, but these strategies were mainly used as a means to manage the risk associated with the Fund’s investments in agency mortgage-backed securities (“MBS”). (Duration is a measure of interest-rate sensitivity.) Security selection within MBS contributed, with positioning in both 30-year and 15-year MBS adding value. An allocation to U.S. Treasuries was also additive to performance, with a marginal contribution coming from Treasury Inflation Protected Securities.

•	The Fund’s strategy to manage risk against rising interest rates was the largest detractor from returns. Allocations to agency collateralized mortgage obligations also detracted marginally.

Describe recent portfolio activity.

•

The Fund decreased its allocation to agency pass-throughs and offset the shift by buying U.S. Treasuries. The Fund also reduced its allocation to non-agency RMBS and held its CMBS position roughly unchanged. The Fund increased its allocation to collateralized loan obligations.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund was positioned with a marginally higher duration and an underweight position in agency mortgages. The Fund was overweight in CMBS and asset-backed securities, and continued to hold a small allocation to legacy non-agency RMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	83%
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	6
U.S. Treasury Obligations	4

[1]	Total investments exclude options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	94%
AA/Aa	1
BBB/Baa	1
CCC/Caa	1
N/R	3

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

[2]	The Fund invests primarily in mortgage-related securities.

[3]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended October 31, 2016
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.28%	1.19%	2.01%	4.10%	N/A	4.38%	N/A	6.02%	N/A
Investor A	0.96	0.86	1.76	3.79	(0.37)%	4.09	3.24%	5.71	5.28%
Investor C	0.26	0.17	1.38	2.91	1.91	3.31	3.31	4.93	4.93
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	1.28	3.27	N/A	2.59	N/A	4.55	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period[5]	Ending Account Value October 31, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,020.10	$2.80	$2.55	$1,000.00	$1,022.43	$2.80	$1,022.68	$2.55
Investor A	$1,000.00	$1,017.60	$4.27	$4.02	$1,000.00	$1,020.97	$4.28	$1,021.22	$4.02
Investor C	$1,000.00	$1,013.80	$8.07	$7.82	$1,000.00	$1,017.19	$8.08	$1,017.44	$7.83

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for Institutional, 0.84% for Investor A and 1.59% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.50% for Institutional, 0.79% for Investor A and 1.54% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	5

Fund Summary as of October 31, 2016	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended October 31, 2016, the Fund outperformed the MSCI All Country World Small Cap Index and the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

The largest positive contributor to performance during the period was stock selection in the information technology (“IT”) sector, especially within software. Within IT, Internet business review service Yelp, Inc. was among the top-performing stocks during the period. Selection was also strong within the consumer discretionary sector, particularly in the media and specialty retail industries, and Indian online travel portal MakeMyTrip Ltd. was a notable contributor to returns. Selection was additive as well in the materials sector, mainly among metals & mining companies, where Canadian gold miner Continental Gold, Inc. was a top-performing stock.

•	The most significant detractor from returns was underweight positioning and stock selection in the financials sector, most notably among banks.

Stock selection within industrials weighed on relative returns, especially within the aerospace & defense industry. Selection within the health care sector also detracted from performance, mostly due to weak selection among pharmaceutical stocks. Notable detractors from performance included diagnostics supplier Quotient Ltd. within health care, oil & gas services specialist CARBO Ceramics, Inc. and apparel maker G-III Apparel Group, Ltd.

Describe recent portfolio activity.

•

During the period, the Fund increased exposure to the consumer discretionary, IT and consumer staples sectors. Exposure to the industrials, health care and utilities sectors was decreased during the period. The Fund reduced its allocation to North America in favor of opportunities in emerging markets.

Describe portfolio positioning at period end.

•

The Fund was overweight relative to the MSCI All Country World Small Cap Index in the health care, energy, consumer discretionary and IT sectors, and underweight in the financials, industrials, real estate, telecommunication services, utilities and consumer staples sectors. From a geographic perspective, the Fund was most overweight to Canada and the United Kingdom. The largest underweights were concentrated in Asia, specifically to Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Cable One, Inc.	2%
Insulet Corp.	1
Orocobre Ltd.	1
Schoeller-Bleckmann Oilfield Equipment AG	1
Energen Corp.	1
PTC, Inc.	1
Merit Medical Systems, Inc.	1
United Therapeutics Corp.	1
NetScout Systems, Inc.	1
Owens & Minor, Inc.	1

Geographic Allocation	Percent of Net Assets
United States	62%
Canada	7
United Kingdom	6
Japan	5
India	5
France	3
Australia	2
Hong Kong	2
Brazil	2
Other[1]	15
Liabilities in Excess of Other Assets	(9)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[4]	A free float-adjusted market capitalization index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

Performance Summary for the Period Ended October 31, 2016
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	10 Years
Global SmallCap Portfolio	4.22%	0.42%	9.42%	6.98%
MSCI World Index	2.25	1.18	9.03	3.89
MSCI All Country World Small Cap Index	2.83	4.27	9.26	5.74

[5]	See “About Fund Performance” on page 10.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Global SmallCap Portfolio	$1,000.00	$1,042.20	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). BlackRock Advisors, LLC has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	7

Fund Summary as of October 31, 2016	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended October 31, 2016, the Fund outperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

The most significant contributor to relative performance during the period was stock selection in the materials sector, most notably within the chemicals and containers & packaging industries. Stock selection in the health care sector also contributed to performance, particularly within the healthcare equipment & supplies industry. The Fund’s performance benefited as well from stock selection in the consumer discretionary sector, especially within the media, leisure products, and textiles, apparel & luxury goods industries. Stock selection in the energy, utilities and industrials sectors was also additive to performance during the period.

•	The largest detractor from the Fund’s relative performance during the period was stock selection in the information technology (“IT”) sector,

with the weakest performance in the IT services industry and the technology hardware, storage & peripherals industry. Selection within the consumer staples sector also detracted from performance, driven by holdings within the food & staples retailing and food products industries. In addition, within the financials sector, underweight positioning and stock selection within the insurance industry and an underweight allocation to the real estate investment trust (“REIT”) industry were significant detractors.

Describe recent portfolio activity.

•

During the period, the Fund increased exposure to the health care sector, in particular health care providers & services industry. In addition, the Fund’s overweight allocation to the consumer staples sector was increased, mostly through added positions in the beverages industry. Exposure to the consumer discretionary sector also increased during the period, particularly in the textiles, apparel & luxury goods industry. The Fund’s exposure to the utilities sector, as well as the insurance and REIT industries within the financials sector, was decreased during the period.

Describe portfolio positioning at period end.

•

The Fund was overweight relative to the S&P MidCap 400® Value Index in the health care, energy, consumer staples, and consumer discretionary sectors, with underweight positions in the utilities, industrials, IT and financials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Cable One, Inc.	2%
Energen Corp.	2
Halyard Health, Inc.	2
Owens & Minor, Inc.	2
Alexander & Baldwin, Inc.	2
LTC Properties, Inc.	2
Dick’s Sporting Goods, Inc.	1
United Therapeutics Corp.	1
MDU Resources Group, Inc.	1
Expeditors International of Washington, Inc.	1

Sector Allocation	Percent of Net Assets
Financials	17%
Industrials	15
Information Technology	13
Consumer Discretionary	12
Materials	9
Energy	9
Health Care	8
Utilities	6
Consumer Staples	5
Real Estate	5
Short-Term Securities	5
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid capitalization companies.

[3]

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended October 31, 2016
		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	10 Years
Mid Cap Value Opportunities Portfolio	4.85%	6.64%	11.76%	7.95%
S&P MidCap 400® Value Index	4.29	8.64	13.78	7.58

[4]	See “About Fund Performance” on page 10.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Mid Cap Value Opportunities Portfolio	$1,000.00	$1,048.50	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

[5]

For shares of the Fund, expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). BlackRock Advisors, LLC has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	9

About Fund Performance

•

Institutional Shares (available only in BlackRock U.S. Mortgage Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor C Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. For the BlackRock U.S. Mortgage Portfolio, the standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2016 and held through October 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	11

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.20%, 9/15/26 (a)(b)	$790	$788,025
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE7, Class 1A2, 0.70%, 9/25/36 (b)	66	56,898
Carrington Mortgage Loan Trust:
Series 2006-FRE1, Class A4, 0.78%, 7/25/36 (b)	100	63,550
Series 2006-NC5, Class A3, 0.68%, 1/25/37 (b)	200	122,820
Series 2007-RFC1, Class A3, 0.67%, 12/25/36 (b)	100	63,976
CIFC Funding Ltd.:
Series 2014-5A, Class A1R, 2.26%, 1/17/27 (a)(b)	3,300	3,300,000
Series 2015-3A, Class A, 2.30%, 10/19/27 (a)(b)	3,100	3,095,970
Citigroup Mortgage Loan Trust, Series 2007-FS1, Class 2A1A, 1.52%, 10/25/37 (a)(b)	1,711	1,232,938
Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 3/01/30 (b)	491	406,543
Countrywide Asset-Backed Certificates:
Series 2004-6, Class 2A4, 1.43%, 11/25/34 (b)	32	31,296
Series 2006-13, Class 3AV2, 0.67%, 1/25/37 (b)	50	48,218
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.92%, 8/15/25 (a)(b)	1,000	995,000
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.67%, 9/25/36 (b)	226	213,101
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.53%, 6/17/31 (a)(b)	390	388,917
Series 2014-SFR2, Class A, 1.64%, 9/17/31 (a)(b)	1,355	1,353,154
Series 2014-SFR3, Class A, 1.73%, 12/17/31 (a)(b)	329	329,265
Series 2015-SFR1, Class A, 1.98%, 3/17/32 (a)(b)	770	774,704
Series 2015-SFR2, Class A, 1.88%, 6/17/32 (a)(b)	1,077	1,081,306
Series 2015-SFR3, Class A, 1.83%, 8/17/32 (a)(b)	2,275	2,284,135
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)	701	698,460
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A2, 0.64%, 11/25/36 (b)	12	5,755
Series 2006-10, Class 2A3, 0.69%, 11/25/36 (b)	120	57,220
Series 2006-10, Class 2A4, 0.75%, 11/25/36 (b)	25	11,507

Asset-Backed Securities	Par (000)	Value
Series 2006-2, Class 1A, 0.71%, 3/25/46 (b)	$111	$78,866
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 0.77%, 5/25/37 (b)	494	295,993
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, 0.77%, 6/25/36 (b)	1,238	809,705
OCP CLO Ltd., Series 2012-2A, Class A2, 2.29%, 11/22/23 (a)(b)	905	904,584
Progress Residential Trust:
Series 2015-SFR1, Class A, 1.93%, 2/17/32 (a)(b)	926	929,288
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)	795	803,697
Series 2016-SFR1, Class A, 2.03%, 9/17/33 (a)(b)	1,800	1,821,196
RAMP Trust, Series 2006-RZ2, Class A3, 0.80%, 5/25/36 (b)	331	313,896
Scholar Funding Trust, Series 2011-A, Class A, 1.64%, 10/28/43 (a)(b)	593	569,159
Silver Bay Realty Trust, Series 2014-1, Class A, 1.53%, 9/17/31 (a)(b)	1,024	1,018,226
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.48%, 8/16/32 (a)(b)	500	521,261
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC1, Class A4, 0.66%, 2/25/37 (b)	559	509,474
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.78%, 6/17/32 (a)(b)	597	596,952
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.33%, 10/15/26 (a)(b)	3,300	3,299,942
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23	700	716,162
Total Asset-Backed Securities — 9.5%		30,591,159

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.8%
Banc of America Funding Trust, Series 2006-A, Class 3A2, 3.12%, 2/20/36 (b)	73	57,972
Banc of America Mortgage Trust:
Series 2005-G, Class 2A4, 3.28%, 8/25/35 (b)	576	523,839
Series 2005-I, Class 2A5, 3.04%, 10/25/35 (b)	401	356,426
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AC9, Class A5, 6.25%, 12/25/35 (c)	50	43,192
Series 2006-AC1, Class 1A2, 6.25%, 2/25/36 (c)	59	45,308

Portfolio Abbreviations

ADR	American Depositary Receipts	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
OTC	Over-the-counter

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
CHL Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	$184	$182,697
Series 2006-HYB2, Class 3A1, 2.79%, 4/20/36 (b)	172	150,658
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	128	130,209
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	31	30,321
Series 2005-47CB, Class A2, 1.03%, 10/25/35 (b)	102	62,507
Series 2006-15CB, Class A1, 6.50%, 6/25/36	446	323,215
Series 2006-19CB, Class A15, 6.00%, 8/25/36	282	246,578
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37	542	428,601
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37	72	52,144
Credit Suisse Commercial Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21	90	82,621
HarborView Mortgage Loan Trust, Series 2006-6, Class 3A1A, 3.17%, 8/19/36 (b)	1,193	959,568
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 4.51%, 3/25/37 (b)	213	186,182
LSTAR Securities Investment Trust:
Series 2014-2, Class A, 2.53%, 12/01/21 (a)(b)	965	954,866
Series 2015-2, Class A, 2.52%, 1/01/20 (a)(b)	827	820,744
Wells Fargo Mortgage Backed Securities, Series 2007-8, Class 2A2, 6.00%, 7/25/37	72	72,087

		5,709,735
Commercial Mortgage-Backed Securities — 7.4%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, 4.37%, 9/15/25 (b)	1,300	1,414,674
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.03%, 7/05/21 (a)(b)	1,400	1,396,422
CCRESG Commercial Mortgage Trust:
Series 2016-HEAT, Class A, 3.36%, 4/10/29 (a)	950	977,724
Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)	720	720,184
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48	3,086	3,093,011
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)	890	599,626
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class C, 4.95%, 5/10/49 (b)	430	432,175
Commercial Mortgage Pass-Through Certificates, Series 2014-TWC, Class A, 1.38%, 2/13/32 (a)(b)	1,145	1,144,263
Commercial Mortgage Trust, Series 2015-CR25, Class C, 4.55%, 8/10/48 (b)	90	91,729
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28 (a)	750	839,611
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, 12/15/34 (a)(b)	1,500	1,509,763

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Great Wolf Trust, Series 2015-WOLF, Class A, 1.98%, 5/15/34 (a)(b)	$400	$400,998
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-CSMO, Class A, 1.78%, 1/15/32 (a)(b)	3,800	3,800,048
Series 2015-CSMO, Class D, 3.83%, 1/15/32 (a)(b)	900	899,731
Series 2015-CSMO, Class E, 4.48%, 1/15/32 (a)(b)	900	899,450
Series 2015-SGP, Class A, 2.23%, 7/15/19 (a)(b)	400	402,881
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)	1,000	1,019,090
LMREC, Inc., Series 2016-CRE2, Class A, 2.29%, 11/23/20 (a)(b)	330	330,000
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Class A4, 5.36%, 3/15/44	881	884,713
Series 2014-MP, Class A, 3.47%, 8/11/33 (a)	900	946,704
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31, Class D, 3.85%, 11/15/48	135	98,728
Series 2015-NXS3, Class C, 4.49%, 9/15/57 (b)	900	848,771
Series 2016-NXS5, Class D, 4.88%, 1/15/59 (b)	1,337	1,169,755
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class C, 3.77%, 9/15/57 (b)	63	59,740

		23,979,791
Interest Only Commercial Mortgage-Backed Securities — 2.3%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 0.93%, 9/15/48 (b)	988	58,929
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.77%, 5/10/58 (b)	2,966	358,317
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class XA, 1.12%, 7/10/47 (b)	1,571	96,082
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class XA, 0.99%, 2/10/47 (b)	2,165	75,417
Commercial Mortgage Trust:
Series 2015-CR24, Class XA, 0.88%, 8/10/55 (b)	4,049	228,372
Series 2015-CR25, Class XA, 0.97%, 8/10/48 (b)	7,536	466,540
Series 2015-LC21, Class XA, 0.87%, 7/10/48 (b)	6,921	323,022
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)	10,760	411,716
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)	9,200	336,252
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)	4,600	302,039
CSMC Trust, Series 2014-USA, Class X1, 0.55%, 9/17/37 (a)(b)	10,500	428,400
DBJPM Mortgage Trust, Series 2016-C1, Class XA, 1.51%, 5/10/49 (b)	4,489	474,344
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)	72,211	311,418

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C27, Class XA, 1.38%, 2/15/48 (b)	$10,041	$725,453
Series 2015-C28, Class XA, 1.20%, 10/15/48 (b)	9,671	605,550
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C18, Class XA, 0.98%, 10/29/47 (b)	593	23,519
Series 2014-C19, Class XA, 1.15%, 12/15/47 (b)	16,101	934,372
Series 2016-C29, Class XA, 1.66%, 5/15/26 (b)	1,894	208,541
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 0.99%, 2/15/48 (b)	9,885	595,247
Series 2016-C33, Class XA, 1.81%, 3/15/59 (b)	1,891	220,478
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, 0.94%, 9/15/57 (b)	4,524	228,622

		7,412,630
Total Non-Agency Mortgage-Backed Securities — 11.5%		37,102,156

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.8%
Freddie Mac:
Series 2411, Class FJ, 0.88%, 12/15/29 (b)	8	8,267
Series 4398, Class ZX, 4.00%, 9/15/54	271	300,776
Ginnie Mae:
Series 2009-122, Class PY, 6.00%, 12/20/39	193	216,909
Series 2014-107, Class WX, 6.81%, 7/20/39 (b)	753	889,224
Series 2014-12, Class ZA, 3.00%, 1/20/44	652	666,242
Series 2014-62, Class Z, 3.00%, 4/20/44	539	559,620

		2,641,038
Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae:
Series 2015-103, Class CI, 4.00%, 7/20/45	465	37,537
Series 2015-152, Class PI, 4.00%, 10/20/45	170	12,844
Series 2015-176, Class IO, 4.00%, 11/20/45	49	4,878
Series 2015-191, Class TI, 4.00%, 1/20/45	58	5,831
Series 2016-58, Class PI, 4.00%, 10/20/45	275	26,342
Series 2016-82, Class IM, 4.00%, 2/20/46	98	7,818
Series 2016-82, Class WI, 4.00%, 5/20/46	97	9,906

		105,156

U.S. Government Sponsored Agency Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.7%
Fannie Mae, Series 2012-M9, Class X1, 4.01%, 12/25/17 (b)	$5,805	$147,957
Freddie Mac:
Series K040, Class X1, 0.74%, 9/25/24 (b)	3,558	171,288
Series K041, Class X1, 0.56%, 10/25/24 (b)	5,151	192,523
Series K042, Class X1, 1.06%, 12/25/24 (b)	1,688	119,586
Series K043, Class X1, 0.55%, 12/25/24 (b)	15,930	607,527
Series K718, Class X1, 0.65%, 1/25/22 (b)	1,040	29,332
Series KC01, Class X1, 0.71%, 12/25/22 (b)	4,139	127,176
Ginnie Mae:
Series 2016-137, Class IO, 0.95%, 5/16/58 (b)	3,200	262,563
Series 2016-140, Class IO, 0.94%, 5/16/58 (b)	3,200	259,680
Series 2016-143, Class IO, 1.01%, 10/16/56	3,000	259,112

		2,176,744
Mortgage-Backed Securities — 139.4%
Fannie Mae Mortgage-Backed Securities:
2.00%, 11/01/31 (d)	900	902,742
2.50%, 4/01/30-11/01/31 (d)	20,082	20,684,608
3.00%, 4/01/29-11/01/46 (d)(e)	76,744	79,463,182
3.50%, 11/01/27-11/01/46 (d)(e)	60,529	64,010,092
4.00%, 4/01/26-11/01/46 (d)(e)	57,319	61,884,195
4.50%, 7/01/24-11/01/46 (d)	28,654	31,398,239
5.00%, 1/01/23-11/01/46 (d)	11,126	12,362,035
5.50%, 6/01/24-11/01/46 (d)	3,997	4,521,050
6.00%, 12/01/32-11/01/46 (d)	5,243	6,024,916
6.50%, 9/01/36-5/01/40	425	493,023
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-11/01/31 (d)	6,228	6,412,689
2.76%, 10/01/45 (b)	685	706,296
2.95%, 11/01/44 (b)	1,684	1,740,556
3.00%, 1/01/30-11/01/46 (d)	11,165	11,636,170
3.50%, 7/01/26-11/01/46 (d)	26,056	27,450,399
4.00%, 8/01/40-11/01/46 (d)	24,629	26,376,269
4.50%, 1/01/19-11/01/46 (d)	5,860	6,413,031
5.00%, 11/01/24-2/01/42	2,986	3,311,872
5.50%, 6/01/41	1,154	1,306,528
6.00%, 6/01/27-11/01/39	454	518,933
Ginnie Mae Mortgage-Backed Securities:
3.00%, 11/15/46 (d)	4,925	5,127,565
3.50%, 12/20/41-11/15/46 (d)	33,693	35,715,319
4.00%, 9/20/40-11/15/46 (d)	20,412	21,899,437
4.50%, 9/20/39-11/15/46 (d)	9,412	10,343,110
5.00%, 12/15/34-7/20/44	4,947	5,529,928
5.50%, 7/15/38-12/20/41	1,513	1,696,979
6.50%, 10/15/38-2/20/41	615	720,423

		448,649,586
Total U.S. Government Sponsored Agency Securities — 140.9%		453,572,524

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Inflation Indexed Notes, 0.13%, 7/15/26	$3,316	$3,324,816
U.S. Treasury Notes:
1.13%, 9/30/21 (e)	9,110	9,023,883
1.25%, 10/31/21	5,443	5,426,203
1.50%, 8/15/26	5,116	4,963,318
Total U.S. Treasury Obligations — 7.1%		22,738,220
Total Long-Term Investments (Cost — $539,709,592) — 169.0%		544,004,059

Options Purchased
(Cost — $145,473) — 0.0%		136,328
Total Investments Before TBA Sale Commitments (Cost — $539,855,065) — 169.0%		544,140,387

TBA Sale Commitments (d)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 11/01/31	$19,614	$(20,175,144)
3.00%, 11/01/31-11/01/46	60,146	(61,890,916)
3.50%, 11/01/31-11/01/46	16,436	(17,287,840)
4.00%, 11/01/46	28,609	(30,633,977)
4.50%, 11/01/46	18,645	(20,373,553)
5.00%, 11/01/46	7,065	(7,823,328)
5.50%, 11/01/46	154	(173,630)
6.00%, 11/01/46	1,735	(1,988,981)
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/31	6,000	(6,173,437)
3.00%, 11/01/31-11/01/46	3,355	(3,455,644)
3.50%, 11/01/31-11/01/46	2,154	(2,261,350)
4.00%, 11/01/46	6,978	(7,464,007)
4.50%, 11/01/46	249	(272,101)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 11/15/46	1,036	(1,079,023)
3.50%, 11/15/46	1,950	(2,065,265)
4.00%, 11/15/46	13,813	(14,795,827)
4.50%, 11/15/46	286	(308,612)
Total TBA Sale Commitments (Proceeds — $198,419,650) — (61.6)%		(198,222,635)
Total Investments Net of TBA Sale Commitments — 107.4%		345,917,752
Liabilities in Excess of Other Assets — (7.4)%		(23,970,526)

Net Assets — 100.0%		$321,947,226

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(5,371,532)	$20,250
BNP Paribas Securities Corp.	$2,338,915	$576
Citigroup Global Markets, Inc.	$3,944,526	$10,143
Credit Suisse Securities (USA) LLC	$(14,658,391)	$4,458
Goldman Sachs & Co.	$13,845,257	$(1,979)
J.P. Morgan Securities LLC	$(10,103,986)	$49,479
Jefferies LLC	$7,562,758	$(5,242)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(5,581,300)	$1,428
Morgan Stanley & Co. LLC	$2,454,100	$5,015
Nomura Securities International, Inc.	$1,259,813	$(1,312)
RBC Capital Markets, LLC	$587,164	$1,803
Wells Fargo Securities LLC	$(2,629,071)	$3,197

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	15

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Non-Cash Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	0.69%	10/12/16	11/14/16	$3,654,000	$3,655,331	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	0.71%	10/17/16	11/17/16	5,209,000	5,210,438	U.S. Government Sponsored Agency Securities	Up to 30 Days
Morgan Stanley & Co. LLC	0.73%	10/17/16	11/17/16	2,068,000	2,068,587	U.S. Government Sponsored Agency Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	0.25%	10/31/16	Open	9,041,675	9,041,738	U.S. Treasury Obligations	Open/Demand	[1]
Total				$19,972,675	$19,976,094

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(17)	U.S. Treasury Bonds (30 Year)	December 2016	USD	2,766,219	$37,531
(48)	U.S. Treasury Notes (10 Year)	December 2016	USD	6,222,000	(1,375)
(25)	U.S. Treasury Notes (5 Year)	December 2016	USD	3,019,922	9,782
Total					$45,938

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Citibank N.A.	Put	1.35%	Pay	3-month LIBOR	1/09/17	USD	6,500	$37,570
10-Year Interest Rate Swap	Citibank N.A.	Put	1.85%	Pay	3-month LIBOR	1/27/17	USD	5,000	38,855
10-Year Interest Rate Swap	Citibank N.A.	Put	1.70%	Pay	3-month LIBOR	2/03/17	USD	4,140	59,903
Total									$136,328

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.49%[1]	3-month LIBOR	4/20/20	USD	4,500	$ (44,681)
1.99%[1]	3-month LIBOR	9/10/20	USD	1,200	(25,393)
1.96%[1]	3-month LIBOR	9/10/20	USD	700	(13,972)
1.96%[1]	3-month LIBOR	9/10/20	USD	400	(7,968)
2.42%[1]	3-month LIBOR	4/24/45	USD	410	(36,412)
2.38%[1]	3-month LIBOR	4/24/45	USD	400	(31,793)
2.39%[1]	3-month LIBOR	4/24/45	USD	400	(32,766)
2.42%[1]	3-month LIBOR	4/24/45	USD	380	(33,974)
2.83%[2]	3-month LIBOR	7/10/45	USD	1,550	297,211
Total					$ 70,252

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$47,313	—	$47,313
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	136,328	—	136,328
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	297,211	—	297,211

Total		—	—	—	—	$480,852	—	$480,852

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,375	—	$1,375
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	226,959	—	226,959

Total		—	—	—	—	$228,334	—	$228,334

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(319,056)	—	$(319,056)
Options purchased[1]	—	—	—	—	65,597	—	65,597
Swaps	—	$267,351	—	—	(282,481)	—	(15,130)

Total	—	$267,351	—	—	$(535,940)	—	$(268,589)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$95,063	—	$95,063
Options purchased[2]	—	—	—	—	(9,145)	—	(9,145)
Swaps	—	$(397,193)	—	—	311,817	—	(85,376)

Total	—	$(397,193)	—	—	$397,735	—	$542

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	17

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,527,932
Average notional value of contracts — short	$49,871,899
Options:
Average notional value of swaption contracts purchased	$11,070,000
Credit default swaps:
Average notional value — buy protection	$9,000,000
Interest rate swaps:
Average notional value — pays fixed rate	$8,390,000
Average notional value — receives fixed rate	$1,550,000
Total return swaps:
Average notional value	$338,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$912		$13,120
Options	136,328	[1]	—
Swaps — Centrally cleared	—		4,489

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$137,240		$17,609
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(912)		(17,609)

Total derivative assets and liabilities subject to an MNA	$136,328		—

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Citibank N.A.	$136,328	—	—	—	$136,328

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$22,697,197	$7,893,962	$30,591,159
Non-Agency Mortgage-Backed Securities	—	36,772,156	330,000	37,102,156
U.S. Government Sponsored Agency Securities	—	453,564,706	7,818	453,572,524
U.S. Treasury Obligations	—	22,738,220	—	22,738,220
Options Purchased:
Interest rate contracts	—	136,328	—	136,328
Liabilities:
Investments:
TBA Sale Commitments	—	(198,222,635)	—	(198,222,635)

Total	—	$337,685,972	$8,231,780	$345,917,752

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$47,313	$297,211	—	$344,524
Liabilities:
Interest rate contracts	(1,375)	(226,959)	—	(228,334)
Total	$45,938	$70,252	—	$116,190

[1] Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,430,717	—	—	$5,430,717
Cash pledged:
Futures contracts	149,040	—	—	149,040
Centrally cleared swaps	69,150	—	—	69,150
Liabilities:
Reverse repurchase agreements	—	$(19,976,094)	—	(19,976,094)

Total	$5,648,907	$(19,976,094)	—	$(14,327,187)

During the six months ended October 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening balance, as of April 30, 2016	$737,897	$2,576,005	—	$3,313,902
Transfers into Level 3	11,069	—	—	11,069
Transfers out of Level 3	—	(2,574,722)	—	(2,574,722)
Accrued discounts/premiums	4,003	—	—	4,003
Net realized gain (loss)	(19,517)	15	—	(19,502)
Net change in unrealized appreciation (depreciation)[1,2]	16,157	13	$(674)	15,496
Purchases	7,184,232	330,000	8,492	7,522,724
Sales	(39,879)	(1,311)	—	(41,190)

Closing Balance, as of October 31, 2016	$7,893,962	$330,000	$7,818	$8,231,780

Net change in unrealized appreciation (depreciation) on investments held as of October 31, 2016[2]	$16,157	—	$(674)	$15,483

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	19

Schedule of Investments October 31, 2016 (Unaudited)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.3%
Arcos Dorados Holdings, Inc., Class A (a)	124,758	$767,262
Grupo Supervielle SA (a)	45,971	697,840

		1,465,102
Australia — 2.1%
Metals X Ltd. (a)	592,535	623,730
Orocobre Ltd. (a)(b)	469,919	1,369,098
OZ Minerals Ltd.	64,440	329,246
Parnell Pharmaceuticals Holdings Pty Ltd. (a)	67,541	68,892

		2,390,966
Austria — 1.2%
Schoeller-Bleckmann Oilfield Equipment AG	18,350	1,300,156
Belgium — 0.7%
Nyrstar NV (a)(b)	65,190	334,913
Ontex Group NV	15,637	472,994

		807,907
Brazil — 1.6%
Cia de Saneamento Basico do Estado de Sao Paulo — ADR	40,340	424,377
Cia Hering	134,301	820,448
TOTVS SA	59,108	537,009

		1,781,834
British Virgin Islands — 0.2%
Atlas Mara Co.-Nvest Ltd. (a)	93,613	271,478
Canada — 6.6%
Africa Oil Corp. (a)(b)	684,000	979,110
Canadian Western Bank	16,500	313,073
Continental Gold, Inc. (a)	266,293	732,589
Descartes Systems Group, Inc. (a)	4,900	102,106
Dollarama, Inc.	10,070	752,491
Element Fleet Management Corp.	30,030	292,621
Entertainment One Ltd.	212,810	604,836
Lithium Americas Corp. (a)(b)	336,200	190,496
Lundin Mining Corp. (a)	95,360	373,250
Methanex Corp.	28,990	1,053,788
Painted Pony Petroleum Ltd. (a)	161,573	990,181
Torex Gold Resources, Inc. (a)	24,713	459,695
Trevali Mining Corp. (a)	759,500	583,229
Trevali Mining Corp. (a)	17,373	13,341

		7,440,806
China — 1.2%
Agile Group Holdings Ltd.	994,000	551,006
Colour Life Services Group Co. Ltd.	524,000	379,822
KWG Property Holding Ltd.	658,000	380,737

		1,311,565
Denmark — 0.4%
Nets A/S (a)	26,000	496,532
France — 2.8%
Elior Group	37,324	838,465
Elis SA	58,079	964,921
Ubisoft Entertainment SA (a)	19,600	666,905
Virbac SA (a)	4,509	717,527

		3,187,818
Georgia — 0.6%
BGEO Group PLC	18,750	678,405
Germany — 1.3%
Aixtron SE, Tendered Shares (a)(b)	55,825	265,536

Common Stocks	Shares	Value
Germany (continued)
Grand City Properties SA	51,188	$900,456
Rheinmetall AG	5,010	347,785

		1,513,777
Hong Kong — 1.8%
Chow Sang Sang Holdings International Ltd.	134,000	236,583
Clear Media Ltd.	269,000	262,744
Lee & Man Paper Manufacturing Ltd.	1,200,000	901,648
Melco International Development Ltd.	453,000	590,730

		1,991,705
India — 4.7%
Azure Power Global Ltd. (a)	27,995	446,520
Container Corp. of India Ltd.	20,660	425,059
Jubilant Foodworks Ltd.	40,300	609,130
Kaveri Seed Co. Ltd. (a)	57,800	374,898
Makemytrip Ltd. (a)(b)	36,380	1,033,192
Oberoi Realty Ltd.	170,590	919,948
Tata Power Co. Ltd.	368,200	430,854
Yes Bank Ltd.	27,020	512,972
Zee Entertainment Enterprises Ltd.	70,470	547,242

		5,299,815
Indonesia — 1.3%
Bank Tabungan Negara Persero Tbk PT	7,104,800	1,039,216
Tower Bersama Infrastructure Tbk PT	988,600	452,558

		1,491,774
Ireland — 0.6%
Ryanair Holdings PLC — ADR (a)	9,267	695,859
Italy — 0.8%
Beni Stabili SpA SIIQ	1,551,794	904,804
Japan — 4.8%
Don Quijote Holdings Co. Ltd.	11,500	437,111
Horiba Ltd.	11,800	564,264
JGC Corp.	57,400	1,014,703
NGK Insulators Ltd.	27,400	502,919
NOK Corp.	17,500	394,375
Pioneer Corp. (a)	244,200	598,931
Rohm Co. Ltd.	14,800	777,957
Seven Bank Ltd.	36,700	112,823
Tokyo Tatemono Co. Ltd.	83,500	1,060,690

		5,463,773
Luxembourg — 0.8%
Eurofins Scientific SE	793	360,378
Stabilus SA (a)	10,786	562,625

		923,003
Malaysia — 0.4%
AirAsia BHD	692,700	457,332
Mexico — 0.3%
Corp. Inmobiliaria Vesta SAB de CV (b)	253,689	383,466
Netherlands — 1.3%
Boskalis Westminster	14,800	477,325
Intertrust NV (a)	24,290	512,054
TomTom NV (a)(b)	56,800	459,320

		1,448,699
Panama — 0.4%
Copa Holdings SA, Class A (b)	4,600	424,258

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Schedule of Investments (continued)	Global SmallCap Portfolio

Common Stocks	Shares	Value
Russia — 0.6%
Globaltrans Investment PLC — GDR, Registered Shares	144,230	$702,066
South Africa — 0.2%
Petra Diamonds Ltd.	141,654	263,731
South Korea — 0.7%
Korea Gas Corp.	19,300	780,083
Spain — 0.2%
Atento SA (a)	25,700	231,300
Sweden — 1.4%
Hoist Finance AB	71,751	647,432
SSAB AB, A Shares (a)(b)	157,990	501,096
SSAB AB, B Shares (a)	150,325	398,983

		1,547,511
Switzerland — 0.9%
Aryzta AG	15,888	698,142
Leonteq AG (b)	6,360	366,735

		1,064,877
Thailand — 0.4%
Indorama Ventures PCL	485,600	405,852
United Kingdom — 6.3%
Arrow Global Group PLC	213,975	785,065
Ashmore Group PLC	162,881	699,505
Dialog Semiconductor PLC (a)	15,300	601,707
Exova Group PLC	254,362	653,815
Grainger PLC	156,244	422,648
IMI PLC	28,830	350,185
Intertek Group PLC	15,810	659,629
Nomad Foods Ltd. (a)	52,586	646,282
Rentokil Initial PLC	241,730	674,265
UNITE Group PLC	129,973	880,413
Virgin Money Holdings UK PLC	181,587	731,247

		7,104,761
United States — 49.7%
Albemarle Corp.	3,200	267,360
Allison Transmission Holdings, Inc.	25,400	743,966
At Home Group, Inc. (a)	18,916	211,859
Blackline, Inc. (a)	3,773	85,836
Bob Evans Farms, Inc.	24,143	995,174
Boot Barn Holdings, Inc. (a)(b)	13,200	168,960
Boston Beer Co., Inc., Class A (a)	3,587	556,882
Bottomline Technologies, Inc. (a)	36,534	828,956
Burlington Stores, Inc. (a)	8,377	627,772
Cable One, Inc.	3,164	1,824,805
CARBO Ceramics, Inc.	48,788	297,607
Chart Industries, Inc. (a)	20,696	574,107
Ciena Corp. (a)	51,000	988,380
comScore, Inc. (a)(b)	17,900	515,341
Coupa Software, Inc. (a)	7,468	186,700
Deckers Outdoor Corp. (a)	6,179	322,482
DSP Group, Inc. (a)	2,316	25,244
Energen Corp.	25,700	1,288,341
Essent Group Ltd. (a)	30,130	796,637
Five Below, Inc. (a)(b)	18,580	698,236
Generac Holdings, Inc. (a)(b)	18,190	692,857
Genesee & Wyoming, Inc., Class A (a)	9,340	634,560
G-III Apparel Group Ltd. (a)	18,400	480,608
GNC Holdings, Inc., Class A	1,315	17,660
Hain Celestial Group, Inc. (a)	11,600	421,892
Halyard Health, Inc. (a)	33,444	1,081,913
Haynes International, Inc.	21,110	679,109
IBERIABANK Corp.	10,900	715,585

Common Stocks	Shares	Value
United States (continued)
IDEX Corp.	11,250	$972,450
Insulet Corp. (a)	37,270	1,383,462
Insys Therapeutics, Inc. (a)(b)	32,766	354,200
Integrated Device Technology, Inc. (a)	50,880	1,053,725
Invacare Corp. (b)	64,606	591,145
KBR, Inc.	56,290	833,655
KLX, Inc. (a)	18,510	637,114
LKQ Corp. (a)	27,997	903,743
Marcus & Millichap, Inc. (a)	39,996	937,106
MDU Resources Group, Inc.	32,029	839,480
Mentor Graphics Corp.	34,710	1,003,119
Merit Medical Systems, Inc. (a)	54,775	1,202,311
MSC Industrial Direct Co., Inc., Class A	11,240	818,272
Murphy USA, Inc. (a)	4,770	328,081
National Instruments Corp.	35,616	1,000,453
NetScout Systems, Inc. (a)(b)	42,140	1,156,743
Nordson Corp.	9,040	905,175
OPKO Health, Inc. (a)(b)	96,982	913,570
Opus Bank	20,300	407,015
Outfront Media, Inc.	41,341	889,245
Owens & Minor, Inc.	35,611	1,155,577
Pacific Biosciences of California, Inc. (a)(b)	101,440	862,240
Party City Holdco, Inc. (a)(b)	14,033	228,036
Patterson Cos., Inc.	24,220	1,034,436
Pebblebrook Hotel Trust (b)	34,557	839,044
Pfenex, Inc. (a)	90,916	728,237
Pinnacle Foods, Inc.	9,627	495,020
PTC, Inc. (a)	27,000	1,280,880
Qorvo, Inc. (a)	10,400	578,760
Quotient Ltd. (a)(b)	89,386	483,578
Rambus, Inc. (a)	41,900	510,761
Seritage Growth Properties, Class A (b)	21,405	974,998
Skechers U.S.A., Inc., Class A (a)	36,700	771,801
SM Energy Co.	11,700	393,471
Smart & Final Stores, Inc. (a)	41,970	503,640
Superior Energy Services, Inc.	47,400	671,184
SUPERVALU, Inc. (a)	185,439	795,533
Tanger Factory Outlet Centers, Inc.	29,278	1,018,874
Texas Capital Bancshares, Inc. (a)	12,600	747,180
TreeHouse Foods, Inc. (a)(b)	6,500	568,620
Triumph Group, Inc.	20,950	496,515
Ultimate Software Group, Inc. (a)	3,560	751,124
United Therapeutics Corp. (a)(b)	9,844	1,181,969
Urban Outfitters, Inc. (a)	8,072	270,008
US Silica Holdings, Inc.	7,300	337,187
Verint Systems, Inc. (a)(b)	30,958	1,114,488
VWR Corp. (a)	38,080	1,047,581
Whiting Petroleum Corp. (a)(b)	64,200	529,008
Yelp, Inc. (a)	27,464	896,974
Zions Bancorporation	16,300	525,023
Zynga, Inc., Class A (a)	215,500	605,555

		56,256,195
Total Common Stocks — 97.6%		110,487,210

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	21

Schedule of Investments (continued)	Global SmallCap Portfolio

Warrants	Shares	Value
British Virgin Islands — 0.0%
Atlas Mara Co-Nvest Ltd. (Issued/Exercisable 12/17/13, 1 Share for 1 Warrant, Expires 12/17/17, Strike Price USD 11.50)(a)	77,800	$1,167
Total Long-Term Investments (Cost — $100,257,926) — 97.6%		110,488,377

Short-Term Securities
Money Market Funds — 9.8%
SL Liquidity Series, LLC, Money Market Series, 0.62% (c)(d)(e)	11,025,141	11,026,244

Short-Term Securities	Par (000)	Value
Time Deposits
United States — 2.1%
Citibank, New York, 0.41%, 11/01/16	2,379	$2,378,766
Total Short-Term Securities (Cost — $13,403,992) — 11.9%		13,405,010
Total Investments (Cost — $113,661,918) — 109.5%		123,893,387
Liabilities in Excess of Other Assets — (9.5)%		(10,713,961)

Net Assets — 100.0%		$113,179,426

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities.

(e)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Loss
SL Liquidity Series, LLC, Money Market Series	8,455,198	2,569,943	11,025,141	$11,026,244	$116,568[1]	$(87)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$1,465,102	—	—	$1,465,102
Australia	1,437,990	$952,976	—	2,390,966
Austria	—	1,300,156	—	1,300,156
Belgium	334,913	472,994	—	807,907
Brazil	1,781,834	—	—	1,781,834
British Virgin Islands	—	271,478	—	271,478
Canada	7,440,806	—	—	7,440,806
China	—	1,311,565	—	1,311,565
Denmark	496,532	—	—	496,532
France	—	3,187,818	—	3,187,818
Georgia	678,405	—	—	678,405
Germany	265,536	1,248,241	—	1,513,777
Hong Kong	—	1,991,705	—	1,991,705
India	1,479,712	3,820,103	—	5,299,815
Indonesia	—	1,491,774	—	1,491,774
Ireland	695,859	—	—	695,859
Italy	—	904,804	—	904,804
Japan	—	5,463,773	—	5,463,773

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Schedule of Investments (concluded)	Global SmallCap Portfolio

	Level 1	Level 2	Level 3	Total
Luxembourg	—	$923,003	—	$923,003
Malaysia	—	457,332	—	457,332
Mexico	$383,466	—	—	383,466
Netherlands	—	1,448,699	—	1,448,699
Panama	424,258	—	—	424,258
Russia	702,066	—	—	702,066
South Africa	—	263,731	—	263,731
South Korea	—	780,083	—	780,083
Spain	231,300	—	—	231,300
Sweden	647,432	900,079	—	1,547,511
Switzerland	—	1,064,877	—	1,064,877
Thailand	405,852	—	—	405,852
United Kingdom	3,239,057	3,865,704	—	7,104,761
United States	56,256,195	—	—	56,256,195
Warrants	—	1,167	—	1,167
Short-Term Securities	—	2,378,766	—	2,378,766

Subtotal	$78,366,315	$34,500,828	—	$112,867,143

Investments Valued at NAV[1]				11,026,244

Total Investments				$123,893,387

[1] As of October 31, 2016, certain of the Fund’s investments were fair valued using NAV per share or its equivalent and have been excluded from the fair value hierarchy.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Collateral on securities loaned at value	—	$(11,025,312)	—	$(11,025,312)
Foreign bank overdraft	—	(187,642)	—	(187,642)

Total	—	$(11,212,954)	—	$(11,212,954)

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Common Stocks:
Australia	$1,034,336	—	—	$(1,034,336)
France	—	$(952,549)	$952,549	—
Netherlands	—	(417,308)	417,308	—
Sweden	621,155	—	—	(621,155)
United Kingdom	1,298,230	—	—	(1,298,230)

Total	$2,953,721	$(1,369,857)	$1,369,857	$(2,953,721)

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

[2]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	23

Schedule of Investments October 31, 2016 (Unaudited)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.9%
KLX, Inc. (a)	23,057	$793,622
Spirit AeroSystems Holdings, Inc., Class A (a)	12,200	614,392
Triumph Group, Inc.	24,931	590,865

		1,998,879
Air Freight & Logistics — 1.4%
Expeditors International of Washington, Inc.	27,678	1,424,587
Banks — 7.7%
Comerica, Inc.	8,700	453,183
Cullen/Frost Bankers, Inc.	14,800	1,124,652
Fulton Financial Corp.	66,800	995,320
Hancock Holding Co.	26,100	875,655
Huntington Bancshares, Inc.	59,236	627,901
International Bancshares Corp.	29,500	910,075
KeyCorp	16,104	227,388
Prosperity Bancshares, Inc.	23,800	1,320,186
Regions Financial Corp.	43,600	466,956
Zions Bancorporation	30,500	982,405

		7,983,721
Beverages — 1.3%
Boston Beer Co., Inc., Class A (a)	8,436	1,309,689
Biotechnology — 1.4%
United Therapeutics Corp. (a)	11,984	1,438,919
Capital Markets — 2.3%
Ares Management LP	44,716	748,993
Eaton Vance Corp.	23,000	806,380
Stifel Financial Corp. (a)	22,300	872,822

		2,428,195
Chemicals — 3.5%
Albemarle Corp.	11,669	974,945
CF Industries Holdings, Inc.	24,700	593,047
FMC Corp.	24,700	1,158,183
Methanex Corp.	24,400	886,940

		3,613,115
Communications Equipment — 1.3%
NetScout Systems, Inc. (a)(b)	49,500	1,358,775
Construction & Engineering — 3.3%
AECOM (a)(b)	30,800	857,780
Fluor Corp.	13,200	686,268
Granite Construction, Inc.	10,100	496,516
Jacobs Engineering Group, Inc. (a)	10,000	515,800
KBR, Inc.	58,700	869,347

		3,425,711
Containers & Packaging — 1.6%
Packaging Corp. of America	8,270	682,275
Silgan Holdings, Inc.	18,890	962,445

		1,644,720
Distributors — 0.8%
LKQ Corp. (a)	25,621	827,046
Diversified Financial Services — 0.8%
Voya Financial, Inc.	27,200	830,960
Electric Utilities — 1.0%
OGE Energy Corp.	32,800	1,018,112
Electrical Equipment — 1.7%
AMETEK, Inc.	11,625	512,663
Hubbell, Inc.	11,900	1,243,788

		1,756,451

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 3.8%
Arrow Electronics, Inc. (a)	19,200	$1,173,504
CDW Corp.	16,600	745,506
Jabil Circuit, Inc.	43,300	924,022
National Instruments Corp.	37,100	1,042,139

		3,885,171
Energy Equipment & Services — 3.3%
Dril-Quip, Inc. (a)	15,700	745,750
Oceaneering International, Inc.	30,300	721,140
Patterson-UTI Energy, Inc.	40,000	899,200
Superior Energy Services, Inc.	71,300	1,009,608

		3,375,698
Equity Real Estate Investment Trusts (REITs) — 5.0%
LTC Properties, Inc.	30,936	1,550,203
Outfront Media, Inc.	60,922	1,310,432
Pebblebrook Hotel Trust (b)	36,978	897,826
Seritage Growth Properties, Class A	6,457	294,116
Tanger Factory Outlet Centers, Inc.	33,431	1,163,399

		5,215,976
Food & Staples Retailing — 0.6%
SUPERVALU, Inc. (a)	153,475	658,408
Food Products — 2.8%
Hain Celestial Group, Inc. (a)	14,800	538,276
Pinnacle Foods, Inc.	12,166	625,576
TreeHouse Foods, Inc. (a)(b)	11,289	987,562
Tyson Foods, Inc., Class A	9,845	697,518

		2,848,932
Gas Utilities — 2.4%
National Fuel Gas Co.	21,000	1,099,980
UGI Corp.	29,600	1,370,184

		2,470,164
Health Care Equipment & Supplies — 1.6%
Halyard Health, Inc. (a)	49,532	1,602,360
Health Care Providers & Services — 3.8%
LifePoint Health, Inc. (a)	22,580	1,351,413
Owens & Minor, Inc.	48,586	1,576,616
Patterson Cos., Inc.	24,049	1,027,133

		3,955,162
Household Durables — 1.1%
Mohawk Industries, Inc. (a)	2,789	514,013
Newell Brands, Inc.	13,088	628,486

		1,142,499
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	34,200	402,534
Industrial Conglomerates — 0.6%
Carlisle Cos., Inc.	6,300	660,555
Insurance — 4.8%
Alleghany Corp. (a)	2,040	1,053,068
Arch Capital Group Ltd. (a)	4,500	350,865
Arthur J Gallagher & Co.	10,250	494,357
Brown & Brown, Inc.	26,800	987,848
FNF Group	9,700	348,327
Old Republic International Corp.	13,700	230,982
RenaissanceRe Holdings Ltd.	3,100	385,299
Unum Group	14,200	502,680
W.R. Berkley Corp.	11,100	633,810

		4,987,236

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio

Common Stocks	Shares	Value
Internet Software & Services — 0.5%
comScore, Inc. (a)(b)	18,100	$521,099
IT Services — 1.1%
Amdocs Ltd.	8,800	514,360
DST Systems, Inc.	6,100	586,576

		1,100,936
Life Sciences Tools & Services — 0.9%
VWR Corp. (a)	35,111	965,904
Machinery — 2.5%
Allison Transmission Holdings, Inc.	25,200	738,108
Colfax Corp. (a)	20,300	645,337
Kennametal, Inc.	23,400	662,454
Xylem, Inc.	10,600	512,298

		2,558,197
Marine — 1.0%
Kirby Corp. (a)	17,400	1,025,730
Media — 1.7%
Cable One, Inc.	3,101	1,788,471
Metals & Mining — 3.2%
Agnico-Eagle Mines Ltd.	6,500	330,200
Carpenter Technology Corp.	35,700	1,128,477
Steel Dynamics, Inc.	30,300	832,038
United States Steel Corp.	54,200	1,048,228

		3,338,943
Multiline Retail — 0.8%
Dollar Tree, Inc. (a)	10,247	774,161
Multi-Utilities — 2.5%
Black Hills Corp.	18,900	1,168,965
MDU Resources Group, Inc.	54,400	1,425,824

		2,594,789
Oil, Gas & Consumable Fuels — 5.3%
Concho Resources, Inc. (a)	9,460	1,200,852
Energen Corp.	34,600	1,734,498
HollyFrontier Corp.	30,900	770,955
SM Energy Co.	27,300	918,099
Whiting Petroleum Corp. (a)(b)	72,300	595,752
World Fuel Services Corp.	7,670	308,717

		5,528,873
Paper & Forest Products — 1.1%
Domtar Corp.	31,000	1,114,450
Personal Products — 0.4%
Edgewell Personal Care Co. (a)	5,340	402,636
Real Estate Management & Development — 1.5%
Alexander & Baldwin, Inc.	37,528	1,568,295
Road & Rail — 1.4%
Genesee & Wyoming, Inc., Class A (a)	20,900	1,419,946
Semiconductors & Semiconductor Equipment — 2.6%
Cypress Semiconductor Corp.	42,600	424,722
Integrated Device Technology, Inc. (a)	31,100	644,081
ON Semiconductor Corp. (a)	57,800	674,526
Qorvo, Inc. (a)	3,200	178,080
Skyworks Solutions, Inc.	9,900	761,706

		2,683,115
Software — 2.8%
Mentor Graphics Corp.	19,200	554,880

Common Stocks	Shares	Value
Software (continued)
PTC, Inc. (a)	27,643	$1,311,384
Synopsys, Inc. (a)	17,300	1,026,063

		2,892,327
Specialty Retail — 4.6%
Advance Auto Parts, Inc.	4,800	672,384
Dick’s Sporting Goods, Inc.	26,200	1,458,030
Foot Locker, Inc.	10,500	701,085
Murphy USA, Inc. (a)	8,643	594,465
Signet Jewelers Ltd.	6,408	520,714
Staples, Inc.	49,295	364,783
Tiffany & Co.	6,400	469,888

		4,781,349
Technology Hardware, Storage & Peripherals — 0.8%
Diebold, Inc.	36,000	784,800
Textiles, Apparel & Luxury Goods — 2.7%
Coach, Inc.	15,800	567,062
Deckers Outdoor Corp. (a)	9,458	493,613
PVH Corp.	6,200	663,276
Ralph Lauren Corp.	4,800	470,880
Skechers U.S.A., Inc., Class A (a)	28,900	607,767

		2,802,598
Thrifts & Mortgage Finance — 0.3%
New York Community Bancorp, Inc.	22,400	321,664
Trading Companies & Distributors — 1.2%
MSC Industrial Direct Co., Inc., Class A	16,600	1,208,480
Total Long-Term Investments (Cost — $92,868,710) — 99.1%		102,440,338

Short-Term Securities
Money Market Funds — 4.2%
SL Liquidity Series, LLC, Money Market Series, 0.62% (c)(d)(e)	4,321,645	4,322,077
	Par (000)
Time Deposits — 0.8%
Citibank, New York, 0.41%, 11/01/16	856	855,737
Total Short-Term Securities (Cost — $5,177,514) — 5.0%		5,177,814
Total Investments (Cost — $98,046,224) — 104.1%		107,618,152
Liabilities in Excess of Other Assets — (4.1)%		(4,195,000)

Net Assets — 100.0%		$103,423,152

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	25

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities.

(e)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income		Realized Gain
SL Liquidity Series, LLC, Money Market Series	4,081,846	239,799	4,321,645	$4,322,077	$5,897	[1]	$166

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$102,440,338	—	—	$102,440,338
Short-Term Securities	—	$855,737	—	855,737

Subtotal	$102,440,338	$855,737	—	$103,296,075

Investments Valued at NAV[2]				4,322,077

Total Investments				$107,618,152

[1]	See above Schedule of Investments for values in each industry.

[2]	As of October 31, 2016, certain investments were fair valued using NAV per share or its equivalent and have been excluded from the fair value hierarchy.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $4,321,610 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Statements of Assets and Liabilities

October 31, 2016 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$544,140,387	$112,867,143	$103,296,075
Investments at value — affiliated[3]	—	11,026,244	4,322,077
Cash	5,430,717	—	—
Cash pledged:
Futures contracts	149,040	—	—
Centrally cleared swaps	69,150	—	—
Receivables:
Investments sold — unaffiliated	25,735	760,957	1,099,743
Securities lending income — affiliated	—	18,774	865
TBA sale commitments	198,419,650	—	—
Capital shares sold	577,541	303,694	97,260
Dividends — unaffiliated	—	78,291	39,681
Interest — unaffiliated	1,115,823	—	—
From the Manager	32,306	60,767	37,650
Principal paydowns	86,743	—	—
Variation margin on futures contracts	912	—	—
Prepaid expenses	128	19,884	18,847
Other assets	3,070	—	—

Total assets	750,051,202	125,135,754	108,912,198

Liabilities
Foreign bank overdraft[4]	—	187,642	—
Cash collateral on securities loaned at value	—	11,025,312	4,321,610
TBA sale commitments at value[5]	198,222,635	—	—
Reverse repurchase agreements	19,976,094	—	—
Payables:
Investments purchased — unaffiliated	208,868,810	565,294	1,067,954
Capital shares redeemed	553,095	30,496	31,119
Deferred foreign capital gain tax	—	26,373	—
Income dividends	156,678	—	—
Investment advisory fees	102,437	—	—
Officer’s and Trustees’ fees	7,334	7,667	7,618
Other accrued expenses	159,013	112,063	59,412
Other affiliates	2,638	1,481	1,333
Service and distribution fees	37,633	—	—
Variation margin on futures contracts	13,120	—	—
Variation margin on centrally cleared swaps	4,489	—	—

Total liabilities	428,103,976	11,956,328	5,489,046

Net Assets	$321,947,226	$113,179,426	$103,423,152

[1] Investments at cost — unaffiliated	$539,855,065	$102,636,692	$93,724,447
[2] Securities loaned at value	—	$10,504,097	$4,149,995
[3] Investments at cost — affiliated	—	$11,025,226	$4,321,777
[4] Foreign bank overdraft at cost	—	$189,879	—
[5] Proceeds from TBA sale commitments	$198,419,650	—	—

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	27

Statements of Assets and Liabilities (concluded)

October 31, 2016 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Net Assets Consist of
Paid-in capital	$316,739,341	$111,228,730	$96,022,920
Undistributed (distributions in excess of) net investment income	(808,669)	(1,184,234)	864,261
Accumulated net realized gain (loss)	1,414,957	(7,068,356)	(3,035,945)
Net unrealized appreciation (depreciation)	4,601,597	10,203,286	9,571,916

Net Assets	$321,947,226	$113,179,426	$103,423,152

Net asset value per share	—	$12.75	$12.74

Shares outstanding[6]	—	8,878,130	8,120,344

Net Asset Value
Institutional
Net assets	$215,415,022	—	—

Shares outstanding[6]	20,521,899	—	—

Net asset value	$10.50	—	—

Investor A
Net assets	$81,588,058	—	—

Shares outstanding[6]	7,786,552	—	—

Net asset value	$10.48	—	—

Investor C
Net assets	$24,944,146	—	—

Shares outstanding[6]	2,380,104	—	—

Net asset value	$10.48	—	—

[6]	Unlimited number of shares authorized, $0.01 par value.

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Statements of Operations

Six Months Ended October 31, 2016 (Unaudited)	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Investment Income
Interest — unaffiliated	$4,204,171	—	—
Dividends — unaffiliated	—	$651,523	$876,066
Securities lending — affiliated — net	—	116,568	5,897
Foreign taxes withheld	—	(22,712)	(1,617)

Total investment income	4,204,171	745,379	880,346

Expenses
Investment advisory	651,353	493,657	339,482
Service and distribution — class specific	222,955	—	—
Transfer agent	—	18,892	17,901
Transfer agent — class specific	117,241	—	—
Professional	46,798	39,553	32,633
Accounting services	35,426	16,568	12,847
Custodian	34,400	65,710	11,816
Registration	13,100	17,676	16,829
Officer and Trustees	11,597	10,231	10,146
Printing	11,700	7,408	7,183
Miscellaneous	11,546	14,468	6,664

Total expenses excluding interest expense	1,156,116	684,163	455,501
Interest expense	83,128	—	—

Total expenses	1,239,244	684,163	455,501
Less:
Fees waived and/or reimbursed by the Manager	(9,808)	(683,441)	(454,778)
Transfer agent fees reimbursed — class specific	(91,466)	—	—

Total expenses after fees waived and/or reimbursed	1,137,970	722	723

Net investment income	3,066,201	744,657	879,623

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	—	(87)	166
Investments — unaffiliated	1,160,000	5,568,372	4,435,411
Futures contracts	(319,056)	—	—
Foreign currency transactions	5,317	9,600	—
Litigation proceeds	618,201	7,050	15,938
Swaps	(15,130)	—	—

	1,449,332	5,584,935	4,451,515

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	—	1,018	300
Investments — unaffiliated	1,411,433	(1,555,459)[1]	(477,763)
Futures contracts	95,063	—	—
Foreign currency translations	—	(9,205)	(14)
Swaps	(85,376)	—	—

	1,421,120	(1,563,646)	(477,477)

Net realized and unrealized gain	2,870,452	4,021,289	3,974,038

Net Increase in Net Assets Resulting from Operations	$5,936,653	$4,765,946	$4,853,661

[1]	Net of $26,373 foreign capital gain tax.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	29

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio		Mid Cap Value Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016

Operations
Net investment income	$3,066,201	$6,327,595	$744,657	$1,748,166	$879,623	$2,344,235
Net realized gain (loss)	1,449,332	1,294,425	5,584,935	(7,561,794)	4,451,515	(473,959)
Net change in unrealized appreciation (depreciation)	1,421,120	(1,306,647)	(1,563,646)	(16,668,822)	(477,477)	(13,838,407)

Net increase (decrease) in net assets resulting from operations	5,936,653	6,315,373	4,765,946	(22,482,450)	4,853,661	(11,968,131)

Distributions to Shareholders[1]
From net investment income	—	—	(822,007)	(2,623,858)	(428,249)	(2,624,417)
From net investment income:
Institutional	(3,090,348)	(5,097,219)	—	—	—	—
Investor A	(1,015,022)	(1,705,425)	—	—	—	—
Investor C	(212,383)	(292,708)	—	—	—	—
From net realized gain	—	—	—	(7,180,074)	—	(17,085,067)
From net realized gain:
Institutional	—	(1,337,449)	—	—	—	—
Investor A	—	(530,774)	—	—	—	—
Investor C	—	(137,669)	—	—	—	—

Decrease in net assets resulting from distributions to shareholders	(4,317,753)	(9,101,244)	(822,007)	(9,803,932)	(428,249)	(19,709,484)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	14,726,269	36,349,062	(3,793,321)	(30,355,532)	(2,505,475)	(32,749,707)

Net Assets
Total increase (decrease) in net assets	16,345,169	33,563,191	150,618	(62,641,914)	1,919,937	(64,427,322)
Beginning of period	305,602,057	272,038,866	113,028,808	175,670,722	101,503,215	165,930,537

End of period	$321,947,226	$305,602,057	$113,179,426	$113,028,808	$103,423,152	$101,503,215

Undistributed (distributions in excess of) net investment income, end of period	$(808,669)	$442,883	$(1,184,234)	$(1,106,884)	$864,261	$412,887

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional
	Six Months Ended October 31, 2016	Year Ended April 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.44	$10.55	$10.24	$10.37	$10.31	$10.35
Net investment income[1]	0.11	0.24	0.23	0.24	0.20	0.41
Net realized and unrealized gain (loss)	0.10	(0.00)[2]	0.33	(0.09)	0.34	0.33

Net increase from investment operations	0.21	0.24	0.56	0.15	0.54	0.74

Distributions:[3]
From net investment income	(0.15)	(0.27)	(0.25)	(0.28)	(0.29)	(0.42)
From return of capital	—	—	—	(0.00)[2]	(0.05)	—
From net realized gain	—	(0.08)	—	—	(0.14)	(0.36)

Total distributions	(0.15)	(0.35)	(0.25)	(0.28)	(0.48)	(0.78)

Net asset value, end of period	$10.50	$10.44	$10.55	$10.24	$10.37	$10.31

Total Return[4]
Based on net asset value	2.01%[5,6]	2.27%	5.50%	1.53%	5.39%	7.46%

Ratios to Average Net Assets
Total expenses	0.61%[7]	0.62%	0.65%	0.69%	0.63%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.55%[7]	0.55%	0.65%	0.68%	0.63%	0.69%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%[7]	0.51%	0.65%	0.68%	0.61%	0.67%

Net investment income	2.04%[7]	2.31%	2.18%	2.43%	1.93%	4.00%

Supplemental Data
Net assets, end of period (000)	$215,415	$206,193	$195,169	$136,036	$204,546	$149,024

Portfolio turnover rate[8]	741%	2,669%	1,710%	1,809%	3,166%	2,842%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.81%.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended October 31, 2016	Year Ended April 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	441%	2,104%	1,062%	1,150%	2,169%	1,876%

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	31

Financial Highlights (continued)	BlackRock U.S. Mortgage Portfolio

	Investor A
	Six Months Ended October 31, 2016	Year Ended April 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.43	$10.53	$10.22	$10.35	$10.29	$10.33

Net investment income[1]	0.09	0.21	0.20	0.22	0.14	0.40
Net realized and unrealized gain (loss)	0.09	0.01	0.33	(0.10)	0.37	0.31

Net increase from investment operations	0.18	0.22	0.53	0.12	0.51	0.71

Distributions:[2]
From net investment income	(0.13)	(0.24)	(0.22)	(0.25)	(0.27)	(0.39)
From return of capital	—	—	—	(0.00)[3]	(0.04)	—
From net realized gain	—	(0.08)	—	—	(0.14)	(0.36)

Total distributions	(0.13)	(0.32)	(0.22)	(0.25)	(0.45)	(0.75)

Net asset value, end of period	$10.48	$10.43	$10.53	$10.22	$10.35	$10.29

Total Return[4]
Based on net asset value	1.76%[5,6]	2.06%	5.22%	1.28%	5.08%	7.11%

Ratios to Average Net Assets
Total expenses	0.91%[7]	0.94%	0.95%	1.05%	0.91%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84%[7]	0.85%	0.92%	0.94%	0.91%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.79%[7]	0.81%	0.91%	0.93%	0.89%	0.92%

Net investment income	1.73%[7]	2.04%	1.88%	2.22%	1.32%	4.18%

Supplemental Data
Net assets, end of period (000)	$81,588	$77,652	$62,677	$28,262	$39,392	$2,525

Portfolio turnover rate[8]	741%	2,669%	1,710%	1,809%	3,166%	2,842%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.57%.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended October 31, 2016	Year Ended April 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	441%	2,104%	1,062%	1,150%	2,169%	1,876%

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor C
	Six Months Ended October 31, 2016	Year Ended April 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.43	$10.53	$10.22	$10.35	$10.29	$10.33

Net investment income[1]	0.05	0.13	0.12	0.15	0.06	0.30
Net realized and unrealized gain (loss)	0.09	0.01	0.33	(0.10)	0.37	0.33

Net increase from investment operations	0.14	0.14	0.45	0.05	0.43	0.63

Distributions:[2]
From net investment income	(0.09)	(0.16)	(0.14)	(0.18)	(0.20)	(0.31)
From return of capital	—	—	—	(0.00)[3]	(0.03)	—
From net realized gain	—	(0.08)	—	—	(0.14)	(0.36)

Total distributions	(0.09)	(0.24)	(0.14)	(0.18)	(0.37)	(0.67)

Net asset value, end of period	$10.48	$10.43	$10.53	$10.22	$10.35	$10.29

Total Return[4]
Based on net asset value	1.38%[5,6]	1.30%	4.44%	0.52%	4.31%	6.36%

Ratios to Average Net Assets
Total expenses	1.63%[7]	1.66%	1.69%	1.84%	1.63%	1.71%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.59%[7]	1.60%	1.66%	1.68%	1.63%	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.54%[7]	1.56%	1.65%	1.67%	1.61%	1.68%

Net investment income	0.96%[7]	1.29%	1.17%	1.46%	0.62%	3.27%

Supplemental Data
Net assets, end of period (000)	$24,944	$21,757	$14,193	$7,196	$8,476	$1,008

Portfolio turnover rate[8]	741%	2,669%	1,710%	1,809%	3,166%	2,842%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.18%.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended October 31, 2016	Year Ended April 30,
	(Unaudited)	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	441%	2,104%	1,062%	1,150%	2,169%	1,876%

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	33

Financial Highlights	Global SmallCap Portfolio

	Six Months Ended October 31, 2016	Year Ended April 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.32	$14.49	$16.29	$14.09	$12.66	$13.93

Net investment income[1]	0.08	0.15	0.22	0.21	0.20	0.18
Net realized and unrealized gain (loss)	0.44	(1.53)	0.40	3.58	1.66	(1.17)

Net increase (decrease) from investment operations	0.52	(1.38)	0.62	3.79	1.86	(0.99)

Distributions:[2]
From net investment income	(0.09)	(0.21)	(0.03)	(0.39)	(0.43)	(0.28)
From net realized gain	—	(0.58)	(2.39)	(1.20)	—	—

Total distributions	(0.09)	(0.79)	(2.42)	(1.59)	(0.43)	(0.28)

Net asset value, end of period	$12.75	$12.32	$14.49	$16.29	$14.09	$12.66

Total Return[3]
Based on net asset value	4.22%[4,5]	(9.86)%	4.48%	27.71%	15.30%	(7.03)%

Ratios to Average Net Assets
Total expenses	1.18%[6]	1.14%	1.07%	1.08%	1.07%	1.14%

Total expenses after fees waived and/or reimbursed	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.28%[6]	1.17%	1.46%	1.35%	1.60%	1.47%

Supplemental Data
Net assets, end of period (000)	$113,179	$113,029	$175,671	$171,594	$144,493	$136,643

Portfolio turnover rate	39%	86%	91%	81%	70%	79%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

34	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Six Months Ended October 31, 2016	Year Ended April 30,
	(Unaudited)	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$12.20	$14.27	$15.83	$14.10	$12.11	$12.33

Net investment income[1]	0.11	0.22	0.25	0.24	0.20	0.16
Net realized and unrealized gain (loss)	0.48	(0.62)	0.68	2.83	1.98	(0.19)

Net increase (decrease) from investment operations	0.59	(0.40)	0.93	3.07	2.18	(0.03)

Distributions:[2]
From net investment income	(0.05)	(0.22)	(0.23)	(0.24)	(0.19)	(0.19)
From net realized gain	—	(1.45)	(2.26)	(1.10)	—	—

Total distributions	(0.05)	(1.67)	(2.49)	(1.34)	(0.19)	(0.19)

Net asset value, end of period	$12.74	$12.20	$14.27	$15.83	$14.10	$12.11

Total Return[3]
Based on net asset value	4.85%[4,5]	(2.62)%	6.58%	22.36%	18.26%	(0.10)%

Ratios to Average Net Assets
Total expenses	0.87%[6]	0.83%	0.81%	0.81%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.68%[6]	1.72%	1.66%	1.58%	1.64%	1.43%

Supplemental Data
Net assets, end of period (000)	$103,423	$101,503	$165,931	$167,656	$153,741	$138,752

Portfolio turnover rate	36%	91%	83%	61%	57%	64%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	35

Notes to Financial Statements (Unaudited)

1. Organization:

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock U.S. Mortgage Portfolio	BlackRock U.S. Mortgage Portfolio	Diversified
Global SmallCap Portfolio	Global SmallCap Portfolio	Diversified
Mid Cap Value Opportunities Portfolio	Mid Cap Value Opportunities Portfolio	Diversified

BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Each class bears certain expenses and may have a conversion privilege as outlined below. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital

36	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Notes to Financial Statements (continued)

gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, distributions paid by the Funds are recorded on the ex-dividend date. For BlackRock U.S. Mortgage Portfolio, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of October 31, 2016, certain investments of the Funds were valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	37

Notes to Financial Statements (continued)

current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of but not limited to the following inputs.

38	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Notes to Financial Statements (continued)

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.

Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2016, certain investments of Global SmallCap Portfolio and Mid Cap Value Portfolio were valued using NAV per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	39

Notes to Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

40	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Notes to Financial Statements (continued)

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the six months ended October 31, 2016, the BlackRock U.S. Mortgage Portfolio’s average amount of reverse repurchase agreements and the daily weighted average interest rate was $28,297,864 and 0.55%, respectively.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	41

Notes to Financial Statements (continued)

Reverse repurchase transactions are entered into by a Fund, under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BlackRock U.S. Mortgage Portfolio’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$ 8,865,769	$ (8,865,769)	—
Deutsche Bank Securities, Inc.	9,041,738	(9,032,893)	$8,845
Morgan Stanley & Co. LLC	2,068,587	(2,068,587)	—
Total	$19,976,094	$(19,967,249)	$8,845

[1]

Collateral with a value of $20,271,104 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

42	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Notes to Financial Statements (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Global SmallCap Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 535,079	$ (535,079)	—
Credit Suisse Securities (USA) LLC	182,465	(182,465)	—
Deutsche Bank Securities, Inc.	1,370,389	(1,370,389)	—
Goldman Sachs & Co.	1,137,554	(1,137,554)	—
JP Morgan Securities LLC	2,150,719	(2,150,719)	—
Morgan Stanley	3,506,230	(3,506,230)	—
National Financial Services LLC	338,050	(338,050)	—
Nomura International PLC	156,339	(156,339)	—
SG Americas Securities LLC	28,400	(28,400)	—
UBS Securities LLC	1,098,872	(1,098,872)	—
Total	$10,504,097	$(10,504,097)	—

Mid Cap Value Opportunities Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,000,950	$(1,000,950)	—
Deutsche Bank Securities, Inc.	461,734	(461,734)	—
Goldman Sachs & Co.	370,273	(370,273)	—
Morgan Stanley	2,317,038	(2,317,038)	—
Total	$4,149,995	$(4,149,995)	—

[1]

Cash collateral with a value of $11,025,312 and $4,321,610 has been received in connection with securities lending agreements for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	43

Notes to Financial Statements (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will

44	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Notes to Financial Statements (continued)

either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	45

Notes to Financial Statements (continued)

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee, the following percentages of the average daily value of each Fund’s net assets:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%	0.85%	0.65%
$1 Billion - $3 Billion	0.38%	0.80%	0.61%
$3 Billion - $5 Billion	0.36%	0.77%	0.59%
$5 Billion - $10 Billion	0.35%	0.74%	0.57%
Greater than $10 Billion	0.34%	0.72%	0.55%

Service and Distribution Fees: The Trust, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended October 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of BlackRock U.S. Mortgage Portfolio:

Investor A	Investor C	Total
$101,235	$121,720	$222,955

Transfer Agent: For the six months ended October 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of BlackRock U.S. Mortgage Portfolio:

Institutional	Investor A	Investor C	Total
$61,788	$45,274	$10,179	$117,241

Other Fees: For the six months ended October 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $1,833.

For the six months ended October 31, 2016, affiliates of BlackRock U.S. Mortgage Portfolio received CDSCs as follows:
Investor A	$1,573
Investor C	$1,864

Expense Limitations, Waivers, and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, except extraordinary expenses and interest expenses. This agreement has no fixed termination date.

46	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Notes to Financial Statements (continued)

With respect to BlackRock U.S. Mortgage Portfolio, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
0.45%	0.70%	1.45%

Prior to October 14, 2016, the expense limitations as a percentage of average daily net assets were as follows:

Institutional	Investor A	Investor C
0.50%	0.80%	1.55%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to September 1, 2018, unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are shown as fees waived by the Manager and transfer agent fees reimbursed — class specific in the Statements of Operations.

Class specific expense reimbursements for BlackRock U.S. Mortgage Portfolio are as follows:

	Institutional	Investor A	Investor C	Total
Transfer agent fees reimbursed	$60,638	$26,546	$4,282	$91,466

With respect to Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, the Manager contractually agreed to waive all fees and pay or reimburse all expenses excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business (“expense limitation”).

Although these Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Global SmallCap Portfolio	$493,657
Mid Cap Value Opportunities Portfolio	$339,482

With respect to BlackRock U.S. Mortgage Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statements of Operations. For the six months ended October 31, 2016, the amount waived was $9,808.

Effective September 1, 2016, the Manager has voluntarily agreed to waive the investment advisory fee payable by each Fund with respect to any portion of such Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee. This voluntary waiver may be reduced or discontinued at any time without notice. For the six months ended October 31, 2016, there were no fees waived by the Manager.

In addition, for the six months ended October 31, 2016, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

Global SmallCap Portfolio	$189,784
Mid Cap Value Opportunities Portfolio	$115,296

For the six months ended October 31, 2016, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$1,591
Global SmallCap Portfolio	$892
Mid Cap Value Opportunities Portfolio	$802

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	47

Notes to Financial Statements (continued)

(the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Mid Cap Value Opportunities Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Global SmallCap Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Mid Cap Value Opportunities Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global SmallCap Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended October 31, 2016, each Fund paid BIM the following amounts for securities lending agent services:

Global SmallCap Portfolio	$21,563
Mid Cap Value Opportunities Portfolio	$1,996

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended October 31, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Global SmallCap Portfolio	$479,910	$232,580	$ 79,717
Mid Cap Value Opportunities Portfolio	$130,283	$172,700	$(50,940)

7. Purchases and Sales:

For the six months ended October 31, 2016, purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities, were as follows:

Purchases
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities	$2,734,095,666	$43,839,856	$36,627,263
U.S. Government Securities	32,045,802	—	—

Total Purchases	$2,766,141,468	$43,839,856	$36,627,263

48	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Notes to Financial Statements (continued)

Sales
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities
(includes paydowns)	$3,025,398,168	$47,667,635	$38,349,016
U.S. Government Securities	13,296,502	—	—

Total Sales	$3,038,694,670	$47,667,635	$38,349,016

For the six months ended October 31, 2016, purchases and sales related to mortgage dollar rolls were as follows:

BlackRock U.S. Mortgage Portfolio
Purchases	$1,119,210,492
Sales	$1,119,298,064

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2016, BlackRock U.S. Mortgage Portfolio had a capital loss carryforward of $56,338 with no expiration date, available to offset future realized capital gains.

As of October 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Tax cost	$539,868,659	$119,812,592	$101,949,020

Gross unrealized appreciation	$ 5,273,947	$ 11,893,982	$ 9,557,012
Gross unrealized depreciation	(1,002,219)	(7,813,187)	(3,887,880)

Net unrealized appreciation	$ 4,271,728	$ 4,080,795	$ 5,669,132

9. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2016, the Funds did not borrow under the credit agreement.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	49

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

BlackRock U.S. Mortgage Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

BlackRock U.S. Mortgage Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

50	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Notes to Financial Statements (concluded)

Concentration Risk: BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Global SmallCap Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended October 31, 2016		Year Ended April 30, 2016
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,985,047	$41,777,110	8,488,660	$88,560,458
Shares issued in reinvestment of distributions	205,402	2,156,579	405,835	4,226,093
Shares redeemed	(3,410,639)	(35,818,233)	(7,651,908)	(79,760,385)

Net increase	779,810	$8,115,456	1,242,587	$13,026,166

Investor A
Shares sold	1,718,228	$18,011,192	4,754,758	$49,519,825
Shares issued in reinvestment of distributions	90,490	948,337	200,990	2,088,642
Shares redeemed	(1,470,439)	(15,415,596)	(3,458,964)	(36,006,208)

Net increase	338,279	$3,543,933	1,496,784	$15,602,259

Investor C
Shares sold	528,194	$5,523,827	1,180,451	$12,316,399
Shares issued in reinvestment of distributions	20,127	210,917	41,092	426,759
Shares redeemed	(254,580)	(2,667,864)	(482,569)	(5,022,521)

Net increase	293,741	$3,066,880	738,974	$7,720,637

Total Net Increase	1,411,830	$14,726,269	3,478,345	$36,349,062

Global SmallCap Portfolio
Shares sold	834,029	$10,618,642	3,384,146	$41,951,584
Shares redeemed	(1,128,015)	(14,411,963)	(6,335,257)	(72,307,116)

Net decrease	(293,986)	$(3,793,321)	(2,951,111)	$(30,355,532)

Mid Cap Value Opportunities Portfolio
Shares sold	582,151	$7,429,190	2,936,879	$34,884,053
Shares redeemed	(783,055)	(9,934,665)	(6,239,833)	(67,633,760)

Net decrease	(200,904)	$(2,505,475)	(3,302,954)	$(32,749,707)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	51

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Managed Account Series (the “Trust”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of Global SmallCap Portfolio, Mid Cap Value Opportunities Portfolio and BlackRock U.S. Mortgage Portfolio (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, with respect to the Mid Cap Value Opportunities Portfolio, the customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement (with respect to BlackRock U.S. Mortgage Portfolio) and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

52	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreement (continued)

institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding the shares of BlackRock U.S. Mortgage Portfolio.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and, with respect to the Mid Cap Value Opportunities Portfolio, the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	53

Disclosure of Investment Advisory Agreement (continued)

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Global SmallCap Portfolio ranked in the fourth, third and third quartiles, respectively, against its Broadridge Performance Universe, on a gross of fee basis. The Board and BlackRock reviewed and discussed the reasons for the Global SmallCap Portfolio’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Global SmallCap Portfolio’s investment performance. Discussions covered topics such as: investment risks undertaken by the Global SmallCap Portfolio; performance attribution; the Global SmallCap Portfolio’s investment personnel; and the resources appropriate to support the Global SmallCap Portfolio’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

The Board noted that for the one-, three- and five-year periods reported, the Mid Cap Value Opportunities Portfolio ranked in the third, fourth and fourth quartiles, respectively, against its Customized Peer Group, on a gross of fee basis. BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Mid Cap Value Opportunities Portfolio. The Board and BlackRock reviewed and discussed the reasons for the Mid Cap Value Opportunities Portfolio’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Mid Cap Value Opportunities Portfolio’s investment performance. Discussions covered topics such as: investment risks undertaken by the Mid Cap Value Opportunities Portfolio; performance attribution; the Mid Cap Value Opportunities Portfolio’s investment personnel; and the resources appropriate to support the Mid Cap Value Opportunities Portfolio’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

The Board noted that for the one-, three- and five-year periods reported, the BlackRock U.S. Mortgage Portfolio ranked in the second, first and first quartiles, respectively, against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the BlackRock U.S. Mortgage Portfolio. The Board noted that BlackRock does not charge the Global SmallCap Portfolio or the Mid Cap Value Opportunities Portfolio a net advisory fee. The Board reviewed BlackRock’s profitability with respect to the BlackRock U.S. Mortgage Portfolio and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed

54	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreement (continued)

BlackRock’s methodology in allocating its costs of managing each Fund, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Manager has contractually agreed to waive all fees and pay or reimburse all expenses of the Global SmallCap Portfolio, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider the Global SmallCap Portfolio’s advisory fee rate as compared to its Expense Peers, but instead emphasized that shares of the Global SmallCap Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The Board also noted that the Global SmallCap Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Global SmallCap Portfolio increases above certain contractually specified levels.

The Manager has contractually agreed to waive all fees and pay or reimburse all expenses of the Mid Cap Value Opportunities Portfolio, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider the Mid Cap Value Opportunities Portfolio’s advisory fee rate as compared to its Expense Peers, but instead emphasized that shares of the Mid Cap Value Opportunities Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The Board also noted that the Mid Cap Value Opportunities Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Mid Cap Value Opportunities Portfolio increases above certain contractually specified levels.

The Board noted that the BlackRock U.S. Mortgage Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the BlackRock U.S. Mortgage Portfolio’s Expense Peers. The Board also noted that the BlackRock U.S. Mortgage Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the BlackRock U.S. Mortgage Portfolio increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment of the advisory fee to reduce specified levels within the breakpoint schedules. This adjustment was implemented on June 1, 2015. The Board further noted that BlackRock has contractually agreed to a cap on the BlackRock U.S. Mortgage Portfolio’s total expenses as a percentage of the BlackRock U.S. Mortgage Portfolio’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a new or lower contractual expense cap on a class-by-class basis, as applicable. This expense cap reduction was implemented on June 1, 2015.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	55

Disclosure of Investment Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

56	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Henry R. Keizer, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

On September 26, 2016, the Board appointed Lena G. Goldberg as a Trustee of the Trust effective November 4, 2016.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Brown Brothers Harriman & Co.[2] Boston, MA 02109

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

[1]	For BlackRock U.S. Mortgage Portfolio.

[2]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	57

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1)at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	MANAGED ACCOUNT SERIES	OCTOBER 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MANAGED ACCOUNT SERIES	OCTOBER 31, 2016	59

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of each Fund, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

MAS-10/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date:	January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date:	January 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date:	January 4, 2017

3